SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)
August 29, 2002

National Real Estate Limited Partnership Income
Properties
(Exact name of registrant as specified in its charter)


Wisconsin				01-14453
		39-1503893
(State or other Jurisdiction		(Commission
 File		(IRS Employer
           of Organization)
        Number)			Identification Number)


1155 Quail Court, Pewaukee, Wisconsin
53072-3703
(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including
	(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

National Real Estate Limited Partnership Income
Properties (the Partnership) sold a self-storage locker facility known as Phoenix Lock-It-Lockers on August 29, 2002, to BSB Properties, L.C. for
$1,840,000.

Phoenix Lock-It-Lockers is located at 10250 N.
 19th Avenue, Phoenix, Arizona. Constructed in
 1976, Phoenix Lock-It-Lockers is a self-storage facility, on approximately 3.1 acres, consisting of approximately 62,016 net rentable square feet.

No relationship exists between BSB Properties, L.C., the purchaser, and National Real Estate
 Limited Partnership Income Properties, the seller, or any of its affiliates, any director or officer of the Partnership, or any associate of any such director or officer.


Item 7.  Financial Statements and Exhibits


Page

Unaudited Pro Forma Financial Information.....
..............................................
.......................4

Statements of Net Assets in Liquidation
(6/30/02 Actual and 6/30/02 Pro Forma).......
..............................................
.................5

Statements of Changes in Net Assets in Liquidation
(6/30/02 Actual and 6/30/02 Pro Forma)........
..............................................
.................6

Cash From Sale...............................
...............................................
.............................7

Exhibits......................................
...............................................
................................7

Signatures....................................
...............................................
................................8

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements of the Partnership have been prepared to illustrate the effect of the sale of Phoenix
Lock-It-Lockers. The unaudited June 30, 2002 pro forma Statement of Net Assets in Liquidation gives effect to the sale of Phoenix Lock-It-Lockers as if it has occurred on January 1, 2002. The unaudited pro forma Statement of Changes in Net Assets in Liquidation for the six months ended June 30, 2002, gives effect to the sale of Phoenix Lock-It-Lockers as if it had occurred on January 1, 2002.

The pro forma combined financial statements are presented for illustrative purposes only, and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Phoenix
Lock-It-Lockers occurred on the dates indicated, nor do they represent a forecast of the financial position of the Partnership at any future date, or the results of operations of the Partnership for any future period.



NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME
PROPERTIES

(A Wisconsin Limited Partnership)
Statement of Net Assets in Liquidation
(Liquidation Basis)
(Unaudited)



      Actual          June 30, 2002

      Pro forma June 30, 2002

ASSETS











Investment properties, at estimated liquidation value

$1,771,013

$0

              Buildings, improvements, and land



Cash and cash equivalents

2,233,523

3,933,981




Escrow deposits and other assets

11,069

2,134













        Total Assets

4,015,605

3,936,115











































LIABILITIES











Accrued expenses and other liabilities
Tenant security deposits
23,277
3,259

461
0

Accrued interest payable to individual general partner

121,633

121,633

Note payable to individual general partner

271,020

271,020

Deferred rent
7,905
0

Reserve for plaintiffs' attorney fees

77,199

77,199

Reserve for future liquidation expenses

119,126

119,126





       Total liabilities

623,419

589,439



Net assets in liquidation



$3,392,186

$3,346,676









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See notes to financial statements.






NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME
 PROPERTIES
(A Wisconsin Limited Partnership)
Statement of Changes in Net Assets in Liquidation
(Liquidation Basis)




(Unaudited)





Actual ended June 30, 2002
Pro forma ended
June 30, 2002


INCOME







Operating

$349,992

$183,075



Total income

349,992

183,075











OPERATING EXPENSES







Operating

201,096

90,767



Administrative

142,597

 131,519








Interest
12,995
12,995



Total operating expenses

356,688

235,281











Loss from operations

(6,696)

(52,206)



Other income







Interest income

3,513

3,513









Net loss

(3,183)

(48,693)











Net assets in liquidation at December 31, 2001


3,635,950

3,635,950



Adjustments to liquidation basis


(240,581)

(240,581)



Net assets in liquidation at June 30, 2002


$3,392,186

$3,346,676



See notes to financial statements.

Cash from Sale

Cash proceeds from the sale of Phoenix
 Lock-It-Lockers will be distributed to the limited partners.


Exhibits

No exhibits accompany this filing.

Signature
Pursuant to the requirements of the Securities
 Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income
 Properties
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner
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